ACQUISITION OF MINERA KOLPA - Disclosure of detailed information about allocation of the purchase price to assets acquired and liabilities assumed (Details) - Minera Kolpa [Member] $ in Millions	Apr. 30, 2025 USD ($)
Disclosure of detailed information about business combination [line items]
Cash and cash equivalents	$ 5.9
Accounts and other receivables	7.6
Inventories	7.6
Sales tax receivables (IGV)	0.6
Prepaid expenses and other current assets	4.8
Mineral properties, plant and equipment	192.1
Right-of-use assets	1.5
Other non-current assets	1.7
Accounts payable, accrued liabilities and other	(25.2)
Income taxes payable	(3.1)
Loans payable	(25.7)
Lease obligations	(2.0)
Reclamation liabilities	(10.7)
Deferred income tax liabilities	(20.8)
Net assets acquired	$ 134.3